EXHIBIT 4


            NO.                                                 SHARES



                         VICTOR EBNER ENTERPRISES, INC.,
                             A NEW YORK CORPORATION


THIS  CERTIFIES  THAT ________________________________________ is the registered holder  of__________________________  Shares  of  Class ________________________
voting shares of the common stock of Victor Ebner Enterprises, Inc., no par value _______________________, FULLY PAID AND NON-ASSESSABLE, transferable only upon the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

          IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ________ A.D. ____.

(SEAL)

            ___________________________            ___________________________
            President                              Secretary
                                     no par value


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THE  SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
(A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR
(B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN ANY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

NOTICE.  THE  SIGNATURE  OF  THIS  ASSIGNMENT  MUST  CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
NOTICE.  THE  SIGNATURE  OF  THIS  ASSIGNMENT  MUST  CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM    - as  tenants  in  common
     TEN ENT    - as tenants by the entireties
     JT  TEN    - as joint tenants with rights of
                  survivorship  and  not  as  tenants
     UNIF GIFT MIN ACT - ____ Custodian  _______
                        (Cust)          (Minor)
                        Act_______________

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ______, hereby sell, assign, and transfer unto __________________________________ Sharesof the Capital Stock represented by the within Certificate, and to hereby irrevocably constitute and appoint __________________________________Attorney to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.
     Dated ____________________          ____________
           In  presence  of

                                         ___________________________________

          ______________________


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